UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-05                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On June 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  June 27, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders June 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  June 25, 2003



                      Centex Home Equity Loan Trust 2003-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 June 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1          85,250,000.00   81,371,346.98   2,679,489.68      124,498.16    2,803,987.84     0.00     0.00       78,691,857.30
AF_2          15,500,000.00   15,500,000.00           0.00       27,822.50       27,822.50     0.00     0.00       15,500,000.00
AF_3          47,400,000.00   47,400,000.00           0.00      106,966.00      106,966.00     0.00     0.00       47,400,000.00
AF_4          63,000,000.00   63,000,000.00           0.00      196,875.00      196,875.00     0.00     0.00       63,000,000.00
AF_5           6,110,000.00    6,110,000.00           0.00       21,593.76       21,593.76     0.00     0.00        6,110,000.00
AF_6          24,200,000.00   24,200,000.00           0.00       73,689.00       73,689.00     0.00     0.00       24,200,000.00
AV_1         129,053,000.00  125,713,729.15   2,837,338.64      162,031.03    2,999,369.67     0.00     0.00      122,876,390.51
AV_2         128,987,000.00  125,312,971.12   1,929,436.28      162,523.96    2,091,960.24     0.00     0.00      123,383,534.84
M_1           42,000,000.00   42,000,000.00           0.00       66,651.67       66,651.67     0.00     0.00       42,000,000.00
M_2           31,500,000.00   31,500,000.00           0.00       77,393.75       77,393.75     0.00     0.00       31,500,000.00
M_3           19,500,000.00   19,500,000.00           0.00       62,362.08       62,362.08     0.00     0.00       19,500,000.00
B              7,500,000.00    7,500,000.00           0.00       29,120.83       29,120.83     0.00     0.00        7,500,000.00
R_1                    0.00            0.00           0.00            0.00            0.00     0.00     0.00                0.00
TOTALS       600,000,000.00  589,108,047.25   7,446,264.60    1,111,527.74    8,557,792.34     0.00     0.00      581,661,782.65

AIO_I         82,656,000.00   66,000,000.00           0.00      275,000.00      275,000.00     0.00     0.00       49,344,000.00
AIO_II        53,190,000.00   42,000,000.00           0.00      140,000.00      140,000.00     0.00     0.00       30,810,000.00
AIO_III       53,190,000.00   42,000,000.00           0.00      140,000.00      140,000.00     0.00     0.00       30,810,000.00
X_IO               1,927.13  589,108,047.25           0.00    2,317,988.36    2,317,988.36     0.00     0.00      581,661,782.65
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1       153214GH7       954.50260387   31.43096399    1.46038897     32.89135296          923.07163988     AF_1       1.836000 %
AF_2       153214GJ3     1,000.00000000    0.00000000    1.79500000      1.79500000        1,000.00000000     AF_2       2.154000 %
AF_3       152314GK0     1,000.00000000    0.00000000    2.25666667      2.25666667        1,000.00000000     AF_3       2.708000 %
AF_4       152314GL8     1,000.00000000    0.00000000    3.12500000      3.12500000        1,000.00000000     AF_4       3.750000 %
AF_5       152314GM6     1,000.00000000    0.00000000    3.53416694      3.53416694        1,000.00000000     AF_5       4.241000 %
AF_6       152314GN4     1,000.00000000    0.00000000    3.04500000      3.04500000        1,000.00000000     AF_6       3.654000 %
AV_1       152314GP9       974.12481035   21.98584024    1.25553865     23.24137889          952.13897011     AV_1       1.600000 %
AV_2       152314GQ7       971.51628552   14.95837782    1.26000264     16.21838046          956.55790770     AV_2       1.610000 %
M_1        152314GR5     1,000.00000000    0.00000000    1.58694452      1.58694452        1,000.00000000     M_1        1.970000 %
M_2        152314GS3     1,000.00000000    0.00000000    2.45694444      2.45694444        1,000.00000000     M_2        3.050000 %
M_3        152314GT1     1,000.00000000    0.00000000    3.19805538      3.19805538        1,000.00000000     M_3        3.970000 %
B          152314GU8     1,000.00000000    0.00000000    3.88277733      3.88277733        1,000.00000000     B          4.820000 %
TOTALS                     981.84674542   12.41044100    1.85254623     14.26298723          969.43630442

AIO_I      N/A             798.49012776    0.00000000    3.32704220      3.32704220          596.98025552     AIO_I      5.000000 %
AIO_II     N/A             789.62210942    0.00000000    2.63207370      2.63207370          579.24421884     AIO_II     4.000000 %
AIO_III    N/A             789.62210942    0.00000000    2.63207370      2.63207370          579.24421884     AIO_III    4.000000 %
X_IO       N/A                    #####    0.00000000        ######           #####                 #####     X_IO       0.000000 %
------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

                                       Centex Home Equity Loan Trust 2003-A
                                          STATEMENT TO CERTIFICATEHOLDERS
                                                  June 25, 2003
                                           --------------------------

Sec. 7.09(ii)         Distributions Allocable to Principal
                      Group I
                      Scheduled Monthly Payments                                                               293,813.59
                      Curtailments                                                                              36,836.58
                      Prepayments in Full                                                                    2,348,839.51
                      Loans Repurchased by Seller                                                                    0.00
                      Substitution Amounts                                                                           0.00
                      Net Liquidation Proceeds                                                                       0.00

                      Group II
                      Scheduled Monthly Payments                                                               110,253.22
                      Curtailments                                                                               6,855.14
                      Prepayments in Full                                                                    2,720,230.28
                      Loans Repurchased by Seller                                                                    0.00
                      Substitution Amounts                                                                           0.00
                      Net Liquidation Proceeds                                                                       0.00

                      Group III
                      Scheduled Monthly Payments                                                               115,055.18
                      Curtailments                                                                              55,917.42
                      Prepayments in Full                                                                    1,758,463.68
                      Loans Repurchased by Seller                                                                    0.00
                      Substitution Amounts                                                                           0.00
                      Net Liquidation Proceeds                                                                       0.00

                      Subordination Increase Amount                                                                  0.00
                      Excess Overcollateralization Amount                                                            0.00

Sec. 7.09(iv)         Class Interest Carryover Shortfall
                      Class AF-1                                                                                     0.00
                      Class AF-2                                                                                     0.00
                      Class AF-3                                                                                     0.00
                      Class AF-4                                                                                     0.00
                      Class AF-5                                                                                     0.00
                      Class AF-6                                                                                     0.00
                      Class AV-1                                                                                     0.00
                      Class AV-2                                                                                     0.00
                      Class M-1                                                                                      0.00
                      Class M-2                                                                                      0.00
                      Class M-3                                                                                      0.00
                      Class B                                                                                        0.00

Sec. 7.09(v)          Class Principal Carryover Shortfall
                      Subordinate Certificates
                      Class M-1                                                                                      0.00
                      Class M-2                                                                                      0.00
                      Class M-3                                                                                      0.00
                      Class B                                                                                        0.00

Sec. 7.09(vi)         Aggregate Loan Balance of Each Group
                      Group I Beginning Aggregate Loan Balance                                             237,581,346.98
                      Group I Ending Aggregate Loan Balance                                                234,901,857.30

                      Group II Beginning Aggregate Loan Balance                                            175,976,298.80
                      Group II Ending Aggregate Loan Balance                                               173,138,960.16

                      Group III Beginning Aggregate Loan Balance                                           175,550,401.47
                      Group III Ending Aggregate Loan Balance                                              173,620,965.19

Sec. 7.09(vii)        Overcollateralization
                      Total Overcollateralization Amount                                                             0.00
                      Total Required Overcollateralization Amount                                                    0.00

Sec. 7.09(viii)       Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)         Substitution Amounts
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00
                      Group III                                                                                      0.00

Sec. 7.09(ix)         Loan Purchase Price Amounts
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00
                      Group III                                                                                      0.00

Sec. 7.09(x)          Weighted Average Net Coupon Rate
                      Group I                                                                                    8.3201 %
                      Group II                                                                                   7.9755 %
                      Group III                                                                                  7.9818 %

Sec. 7.09(xi)         Monthly Remittance Amount
                      Group I                                                                                4,327,075.06
                      Group II                                                                               4,007,250.11
                      Group III                                                                              3,097,446.23

Sec. 7.09(xi)         Weighted Average Gross Margin
                      Group II Loans                                                                             8.2881 %
                      Group III Loans                                                                            8.3530 %
Sec. 7.09(xiv)        Largest Loan Balance
                      Group I                                                                                  589,648.34
                      Group II                                                                                 353,598.48
                      Group III                                                                                626,451.87

Sec. 7.09(xv)         Basic Principal Amount
                      Group I                                                                                2,679,489.68
                      Group II                                                                               2,837,338.64
                      Group III                                                                              1,929,436.28

Sec. 7.09(xvi)        Net Wac Cap Carryover Paid
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00
                      Group III                                                                                      0.00
                      Subordinate                                                                                    0.00

Sec. 7.09(xvi)        Remaining Net Wac Cap Carryover
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00
                      Group III                                                                                      0.00
                      Subordinate                                                                                    0.00

Sec. 7.09(xviii)      Net Wac Cap
                      Group I Net WAC Cap                                                                          6.93 %
                      Group II Net WAC Cap                                                                         7.26 %
                      Group III Net WAC Cap                                                                        7.27 %
                      Subordinate Net WAC Cap                                                                      7.26 %

Sec. 7.09(xix)        Applied Realized Loss Amounts
                      Subordinate Certificates
                      Class M-1                                                                                      0.00
                      Class M-2                                                                                      0.00
                      Class M-3                                                                                      0.00
                      Class B                                                                                        0.00

Sec. 7.09(xx)         Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                             Group 1
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                     37             2,214,993.23                  0.94 %
                                            60-89 days                      9               595,356.92                  0.25 %
                                            90+days                         5               316,347.05                  0.13 %
                                            Total                      51                 3,126,697.20                  1.32 %
                                             Group 2
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                     21             1,661,871.08                  0.96 %
                                            60-89 days                     13             1,057,324.47                  0.61 %
                                            90+days                         4               467,188.63                  0.27 %
                                            Total                      38                 3,186,384.18                  1.84 %
                                             Group 3
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                     36             2,735,465.63                  1.58 %
                                            60-89 days                      6               469,945.79                  0.27 %
                                            90+days                         3               645,028.24                  0.37 %
                                             Total                         45             3,850,439.66                  2.22 %

                                             Group Totals
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                     94             6,612,329.94                  1.14 %
                                            60-89 days                     28             2,122,627.18                  0.36 %
                                            90+days                        12             1,428,563.92                  0.25 %
                                             Total                        134            10,163,521.04                  1.75 %

Sec. 7.09(b)(ii)      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       3              387,546.09                  0.16 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 3
                                                                  Principal
                                             Number               Balance                Percentage
                                                       1               67,189.64                  0.04 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       4              454,735.73                  0.08 %

Sec. 7.09(b)(iii)     Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       9              462,601.14                  0.20 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       8              976,887.36                  0.56 %
                                             Group 3
                                                                  Principal
                                             Number               Balance                Percentage
                                                      10            1,284,700.50                  0.74 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                      27            2,724,189.00                  0.47 %

Sec. 7.09(b)(iii)     Balloon Loans
                      Number of Balloon Loans                                                                        115.00
                      Balance of Balloon Loans                                                                 7,932,524.17


Sec. 7.09(b)(iv)      Number and Aggregate Principal Amounts of REO Loans
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 3
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %

Sec. 7.09(b)(v)       Book Value of REO Loans
                      Group I                                                                                          0.00
                      Group II                                                                                         0.00
                      Group III                                                                                        0.00

Sec. 7.09(b)(vi)      Realized Losses
                      Group I:
                      Monthly Realized Losses                                                                          0.00
                      Cumulative Realized Losses                                                                       0.00
                      Group II:
                      Monthly Realized Losses                                                                          0.00
                      Cumulative Realized Losses                                                                       0.00
                      Group III:
                      Monthly Realized Losses                                                                          0.00
                      Cumulative Realized Losses                                                                       0.00

Sec. 7.09(b)(vii)     Net Liquidation Proceeds
                      Group I                                                                                          0.00
                      Group II                                                                                         0.00
                      Group III                                                                                        0.00

Sec. 7.09(b)(viii)    60+ Delinquency Percentage (Rolling Three Month)                                             0.3833 %

Sec. 7.09(b)(ix)      Cumulative Loss Percentage                                                                     0.00 %
                      Cumulative Realized Losses Since Cut-Off Date                                                    0.00
                      Aggregate Loan Balance as of the Cut-Off Date                                          600,001,927.13

Sec. 7.09(b)(x)       Has a Trigger Event Occurred?                                                                      NO

                      1-Month LIBOR for Current Distribution Date                                                 1.32000 %


